UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Act of 1934

Date of Report (Date of earliest event reported): February 11, 2008

INFINITY PROPERTY AND CASUALTY CORPORATION
(Exact name of Registrant as specified in its Charter)

Ohio	000-50167	03-0483872
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No. )

3700 Colonnade Parkway, Birmingham, Alabama 35243
(Address of Principal Executive Offices) (Zip Code)

(205) 870-4000
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On February 11, 2008, the Registrant issued a press release announcing the revision of its previously disclosed financial results for the quarter and year ended December 31, 2007. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.

Item 8.01  Other Events

On February 11, 2008, the Registrant issued a press release announcing the settlement of certain litigation brought against an insurance company subsidiary seeking to recover extra-contractual damages for the handling of a 1993 personal automobile liability claim. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(a) Financial statements of businesses acquired.  N/A
(b) Pro forma financial information.  N/A
(c) Shell company transactions.  N/A
(d) Exhibits.  See Exhibit Index immediately following the signature page hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INFINITY PROPERTY AND CASUALTY
CORPORATION

BY:	/s/ Samuel J. Simon
Samuel J. Simon
Executive Vice President, General Counsel and Secretary

February 11, 2008

EXHIBIT INDEX

Exhibit Number	Description
99	Press Release